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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2003

HAGGAR CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization)	0-20850 (Commission File Number)	75-2187001 (I.R.S. Employer Identification Number)

6113 Lemmon Avenue
Dallas, Texas 75209
(Address of principal executive offices including zip code)

(214) 352-8481
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Item 5.  Other Items.

        In a press release dated January 29, 2003, Haggar Corp. (the "Company") announced that the 2003 annual meeting of stockholders will be held on Wednesday, April 2, 2003, at 9:00 a.m. (local time), at the Haggar Corp. Conference Center, 6113 Lemmon Avenue, Dallas, Texas 75209. In addition, the Company stated that the deadline for submitting stockholder proposals to be considered for inclusion in the Company's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 has been extended to February 7, 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7.  Financial Statements and Exhibits.

        The following exhibit is being furnished pursuant to Item 5.

  (c)
  Exhibits.

  99.1
  —    Press release dated January 29, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGGAR CORP. (Registrant)
Date: January 29, 2003	By:	/s/ DAVID M. TEHLE
Name: David M. Tehle Title: Executive Vice President, Chief Financial Officer

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  Item 5. Other Items.
  Item 7. Financial Statements and Exhibits.
SIGNATURE